EX-20
                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             31
         Beginning Principal Receivables Balance                                                           1,788,793,349.11
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,788,793,349.11
         Beginning Finance Charge Receivables                                                                 54,208,818.28
         Beginning Total Receivables                                                                       1,843,002,167.39
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           26,745,740.11
         Interchange Collections                                                                               1,757,303.01
         Collection Account Investment Proceeds                                                                        0.00
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         28,503,043.12
         Principal Receivables Collections                                                                   191,542,591.73
         Recoveries treated as Principal Collections                                                           1,306,711.85
         Total Principal Receivables Collections                                                             192,849,303.58
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                            11.84%
         Defaulted Amount (Net of Recoveries)                                                                 10,199,097.92
         Additional Defaults due to change in charge-off policy                                                  549,094.37
         Annualized Default Rate                                                                                      7.21%
         Trust Portfolio Yield                                                                                       19.12%
         New Principal Receivables                                                                           130,838,265.06
         Aggregate Account Addition or Removal (Y/N)?                                                                     N
         Date of Addition/Removal                                                                                       n/a
         Principal Receivables at the end of the day of Addition/Removal                                                n/a
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                  n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                  n/a
         Ending Principal Receivables Balance                                                              1,715,661,894.08
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,715,661,894.08
         Ending Finance Charge Receivables                                                                    49,559,889.58
         Ending Total Receivables                                                                          1,765,221,783.66
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       14.38%

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                 Total                  1998-2                  1998-3
         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   14,251,521.56          14,251,521.56
         Series Allocable Principal Collections                                        96,424,651.79          96,424,651.79
         Series Allocable Defaulted Amounts                                             5,099,548.96           5,099,548.96
         Series Allocable Addt'l Defaults due to change in charge-off policy              274,547.18             274,547.18
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           170,816,164.29           85,408,082.14          85,408,082.14
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series        4,212,544.79            2,106,272.39           2,106,272.39
         Finance Charge Shortfall                                       0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00

B. Series Allocations
         Amounts Due                                                                        1998-2                  1998-3
                          Principal Allocation Percentage                                     83.86%                 83.86%
                          Floating Allocation Percentage                                      83.86%                 83.86%
                          Class A Certificate Rate                                           6.1038%                6.1338%
                          Class B Certificate Rate                                           6.3138%                6.3638%
                          CIA Certificate Rate                                               6.8788%                6.9788%
                          CIA Secured Loan Spread Rate                                       6.6288%                6.7288%
                          Class D Certificate Rate                                           0.0000%                0.0000%
                          Class A Interest                                              2,954,215.00           2,968,735.00
                          Class B Interest                                                653,999.27             659,178.44
                          Collateral Monthly Interest                                     422,469.90             428,611.56
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     4,030,684.17           4,056,525.00
                          Investor Default Amount (Net of Recoveries)                   4,550,794.88           4,550,794.88
                          Interchange Collections                                         736,796.82             736,796.82
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3

         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                161,714,574.53           80,857,287.26          80,857,287.26
         Finance Charge Collections                            23,901,343.72           11,950,671.86          11,950,671.86
         Investor Monthly Interest                              8,087,209.17            4,030,684.17           4,056,525.00
         Investor Default Amount                                9,101,589.76            4,550,794.88           4,550,794.88
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      19,688,798.93            9,831,479.05           9,857,319.88
         Excess Before Reallocation                             4,212,544.79            2,119,192.81           2,093,351.98
         Reallocation of Finance Charge Collections                                       -12,920.42              12,920.42
         Dollars of Excess Spread                               4,212,544.79            2,106,272.39           2,106,272.39
         Percentage Excess Spread                                      3.37%                   3.37%                  3.37%
         Reallocated Finance Charge Collections                23,901,343.72           11,937,751.44          11,963,592.27

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

C. Group 2 Allocations
                                                                   Total

         Beginning Invested Amount After Giving                     0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                      0.00
         Finance Charge Collections                                 0.00
         Investor Monthly Interest                                  0.00
         Investor Default Amount                                    0.00
         Monthly Servicing Fee                                      0.00
         Total Amount Due                                           0.00
         Excess Before Reallocation                                 0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                   0.00
         Percentage Excess Spread                                    n/a
         Reallocated Finance Charge Collections                     0.00

D. Trust Performance
         30-59 Days Delinquent                                                     30,460,576.49
         60-89 Days Delinquent                                                     20,660,606.54
         90+ Days Delinquent                                                       39,449,916.11
         Total 30+ Days Delinquent                                                 90,571,099.14



         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By: Michael L. Scheuerman
         Title:  Senior Vice President

                                     Page 3

                     Partners First Credit Card Master Trust
                                  Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                    15-Mar-00
Current Payment Date                                 17-Apr-00
Actual / 360 Days                                        33                  33                  33
30 / 360 Days                                            32                  32                  32
Fixed / Floating                                      Floating           Floating             Floating

                                                                      Collateral Invested
                                                      Class A             Class B                 Amount
Certificate Rate                                         6.10375%           6.31375%               6.87875%
Secured Loan Spread Rate (Applies to CIA only)                                                     6.62875%
Initial Balance                                    528,000,000.00     113,000,000.00          67,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                       528,000,000.00     113,000,000.00          67,000,000.00
Ending Outstanding Amount                          528,000,000.00     113,000,000.00          67,000,000.00

Beginning Invested Amount                          528,000,000.00     113,000,000.00          67,000,000.00
Ending Invested Amount                             528,000,000.00     113,000,000.00          67,000,000.00

Beginning Adjusted Invested Amount                 528,000,000.00     113,000,000.00          67,000,000.00
Ending Adjusted Invested Amount                    528,000,000.00     113,000,000.00          67,000,000.00

Principal Allocation Percentage                            70.40%             15.07%                  8.93%
Floating Allocation Percentage                             70.40%             15.07%                  8.93%
Principal Collections                               56,923,530.23      12,182,497.95           7,223,251.00
Realloc Finance Charge Collections                   8,404,177.01       1,798,621.22           1,066,439.13
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw                 8,404,177.01       1,798,621.22           1,066,439.13
Monthly Interest                                     2,954,215.00         653,999.27             422,469.90
Investor Default Amount (Net)                        3,203,759.60         685,653.10             406,537.68
Monthly Servicing Fee                                  880,000.00         188,333.33             111,666.67
Total Due                                            7,037,974.60       1,527,985.70             940,674.24

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date
Current Payment Date
Actual / 360 Days                                       33
30 / 360 Days                                           32
Fixed / Floating                                     Floating

                                                         Collateral Invested
                                                      Class D            Total
Certificate Rate                                          0.00000%
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                      42,000,000.00   750,000,000.00
Required Transferor Amount                                            52,500,000.00
Total Initial Amount                                                 802,500,000.00

Beginning Outstanding Amount                         42,000,000.00   750,000,000.00
Ending Outstanding Amount                            42,000,000.00   750,000,000.00

Beginning Invested Amount                            42,000,000.00   750,000,000.00
Ending Invested Amount                               42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount                   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount                      42,000,000.00   750,000,000.00

Principal Allocation Percentage                              5.60%          100.00%
Floating Allocation Percentage                               5.60%          100.00%
Principal Collections                                 4,528,008.09    80,857,287.26
Realloc Finance Charge Collections                      668,514.08    11,937,751.44
YSA Draw                                                                       0.00
YSA Investment Proceeds                                                        0.00
Realloc Finance Charge plus YSA Draw                    668,514.08    11,937,751.44
Monthly Interest                                              0.00     4,030,684.17
Investor Default Amount (Net)                           254,844.51     4,550,794.88
Monthly Servicing Fee                                    70,000.00     1,250,000.00
Total Due                                               324,844.51     9,831,479.05

Reallocated Investor Fin Charge
Coll + YSA Draw + PFA Inv Proceeds
+ Reserve Fund Releases                                               11,937,751.44
Series Adjusted Portfolio Yield                                               11.82%
Base Rate                                                                      7.86%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                            Revolving Period (Y/N)                                                                Y
                            Accumulation Period (Y/N)                                                             N
                            Early Amortization (Y/N)                                                              N
                            Controlled Accumulation Period                                                       6.00
                            FNBA is Servicer                                                                      Y
                            Paydown Excess CIA (Y/N)                                                              Y
                            Paydown Excess Class D (Y/N)                                                          Y
                            Controlled Accumulation Amount                                                      106,833,333.33
                            Controlled Deposit Amount                                                           106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                   0.00
                            Principal Funding Account Deposit                                                             0.00
                            Ending Principal Funding Account Balance                                                      0.00
                            Principal Funding Investment Proceeds                                                         0.00

                            Yield Supplement Account Beginning Balance                                                    0.00
                            Yield Supplement Account Release                                                              0.00
                            Yield Supplement Account Ending Balance                                                       0.00

                            Reserve Account Beginning Balance                                                             0.00
                            Required Reserve Account Amount                                                               0.00
                            Funds Deposited into Reserve Account                                                          0.00
                            Ending Reserve Account Balance                                                                0.00

C. Certificate Balances and Distrubutions
                                                                      Class A              Class B                CIA

                                 Beginning Balance                    528,000,000.00     113,000,000.00          67,000,000.00
                            Interest Distributions                      2,954,215.00         653,999.27             422,469.90
                                      PFA Deposits                              0.00
                           Principal Distributions                              0.00               0.00                   0.00
                               Total Distributions                      2,954,215.00         653,999.27             422,469.90
                        Ending Certificate Balance                    528,000,000.00     113,000,000.00          67,000,000.00
                                       Pool Factor                           100.00%            100.00%                100.00%
                     Total Distribution Per $1,000                            5.5951             5.7876                 6.3055
                  Interest Distribution Per $1,000                            5.5951             5.7876                 6.3055
                 Principal Distribution Per $1,000                            0.0000             0.0000                 0.0000

                                                                        Class D            Total
                                 Beginning Balance                     42,000,000.00    750,000,000.00
                            Interest Distributions                              0.00      4,030,684.17
                                      PFA Deposits                                                0.00
                           Principal Distributions                              0.00              0.00
                               Total Distributions                              0.00      4,030,684.17
                        Ending Certificate Balance                     42,000,000.00    750,000,000.00
                                       Pool Factor                           100.00%
                     Total Distribution Per $1,000                            0.0000
                  Interest Distribution Per $1,000                            0.0000
                 Principal Distribution Per $1,000                            0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                    2,954,215.00
                          2 Amount of the distribution in respect of Class A Monthly Interest:                   2,954,215.00
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                          5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                0.00
                          2 Amount of Class A Investor Charge-Offs                                                       0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                       0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                  653,999.27
                          2 Amount of the distribution in respect of Class B monthly interest:                     653,999.27
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                          4 Amount of the distribution in respect of Class B additional interest:                        0.00
                          5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                          0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                    0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                               0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                            422,469.90
                          2 Amount distributed in respect of Collateral Monthly Interest:                          422,469.90
                          3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                          2 The total amount reimbursed in respect of such reductions in the                             0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                          1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               11,937,751.44
                          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 9,831,479.05
                          3 Spread Account Requirement per Loan Agreement                                                0.00
                          4 Finance Charge Shortfall                                                                     0.00
                          5 Available for Other Excess Allocation Series                                         2,106,272.39

K. Application of Reallocated Investor Finance Charge Collections.

                                                                         Available          Due               Paid         Shortfall

                          1 Allocated Class A Available Funds           8,404,177.01
                            a Reserve Account Release                           0.00
                            b PFA Investment Earnings                           0.00
                            c Class A Available Funds                   8,404,177.01

                          2 Class A Available Funds                     8,404,177.01
                            a Class A Monthly Interest                                  2,954,215.00      2,954,215.00         0.00
                            b Class A Servicing Fee                                       880,000.00        880,000.00         0.00
                            c Class A Investor Default Amount                           3,203,759.60      3,203,759.60         0.00
                            d Class A Excess                            1,366,202.42

                          3 Class B Available Funds                     1,798,621.22
                            a Class B Monthly Interest                                    653,999.27        653,999.27         0.00
                            b Class B Servicing Fee                                       188,333.33        188,333.33         0.00
                            c Class B Excess                              956,288.61

                          4 Collateral Available Funds                  1,066,439.13
                            a Collateral Servicing Fee                                    111,666.67        111,666.67         0.00
                            b Collateral Excess                           954,772.46

                          5 Class D Available Funds                       668,514.08
                            a Class D Servicing Fee                                        70,000.00         70,000.00         0.00
                            b Class D Excess                              598,514.08

                          6 Total Excess Spread                         3,875,777.57

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                         Available           Due             Paid          Shortfall
                          1 Available Excess Spread                     3,875,777.57
                          2 Excess Fin Charge Coll                              0.00
                                 from Other Series
                          3 Available Funds                             3,875,777.57
                          4 Class A Required Amount Shortfalls                                   0.00          0.00           0.00
                          5 Class B Defaults                                               685,653.10    685,653.10           0.00
                          6 Monthly Servicing Fee Shortfalls                                     0.00          0.00           0.00
                          7 Collateral Monthly Interest                                    422,469.90    422,469.90           0.00
                          8 Collateral Default Amount                                      406,537.68    406,537.68           0.00
                          9 Reserve Account Deposit                                              0.00          0.00           0.00
                         10 Class D Monthly Interest                                             0.00          0.00           0.00
                         11 Class D Default Amount                                         254,844.51    254,844.51           0.00
                         12 Other CIA Amounts Owed                                               0.00          0.00           0.00
                         13 Excess Fin Coll for Other Series                                     0.00          0.00           0.00
                         14 Excess Spread                               2,106,272.39
                         15 Writedowns
                                            a Class A                           0.00
                                            b Class B                           0.00
                                            c CIA                               0.00
                                            d Class D                           0.00

M. Reallocated Principal Collections

                          1 Total Principal Collections Allocable                       80,857,287.26
                          2 Principal Required to Fund the Required Amount                       0.00
                          3 Shared Principal Collections from other Series                       0.00
                          4 Other Amounts Treated as Principal Collections               4,550,794.88
                          5 Available Principal Collections                             85,408,082.14

N. Application of Principal Collections during Revolving Period

                          1 Collateral Invested Amount                                  67,000,000.00
                          2 Required Collateral Invested Amount                         67,000,000.00
                          3 Amount used to pay Excess CIA                                        0.00
                          4 Available Principal Collections                             85,408,082.14

                          5 Class D                                                     42,000,000.00
                          6 Required Class D                                            42,000,000.00
                          7 Amount used to pay Excess Class D                                    0.00
                          8 Available Principal Collections                             85,408,082.14

                    Partners First Credit Card Master Trust
                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                     85,408,082.14
                                            a Controlled Deposit Amount                                                  0.00
                                            b Minimum of Avail Prin Coll and CDA                                         0.00
                                            c Controlled Deposit Amount Shortfall                                        0.00
                                            d Amount Deposited in PFA for Class A                                        0.00
                                            e Draw from PFA to pay Class A Principal                                     0.00
                                            f Class A Adjusted Invested Amount                                 528,000,000.00

                          2 Remaining Principal Collections Available                                           85,408,082.14
                                            a Remaining PFA Balance                                                      0.00
                                            b Beginning Class B Outstanding Amount                             113,000,000.00
                                            c Beginning Class B Adjusted Invested Amount                       113,000,000.00
                                            d Amount Deposited in PFA for Class B                                        0.00
                                            e Draw from PFA to pay Class B Principal                                     0.00
                                            f Class B Adjusted Invested Amount                                 113,000,000.00

                          3 Remaining Principal Collections Available                                           85,408,082.14
                                            a Remaining CIA Amount                                              67,000,000.00
                                            b Principal Paid to CIA                                                      0.00
                                            c CIA at the end of the Period                                      67,000,000.00

                          4 Remaining Principal Collections Available                                           85,408,082.14
                                            a Remaining Class D Amount                                          42,000,000.00
                                            b Principal Paid to Class D                                                  0.00
                                            c Class D at the end of the Period                                  42,000,000.00

                            Class A Principal Paid to Investors                                                          0.00
                            Class B Principal Paid to Investors                                                          0.00
                            CIA Principal Paid to Investors                                                              0.00
                            Class D Principal Paid to Investors                                                          0.00
                            Ending Class A Outstanding Amount                                                  528,000,000.00
                            Ending Class B Outstanding Amount                                                  113,000,000.00
                            Ending CIA Outstanding Amount                                                       67,000,000.00
                            Ending Class D Outstanding Amount                                                   42,000,000.00

                          5 Shared Principal Collections                                                        85,408,082.14


                    Partners First Credit Card Master Trust
                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period
                          1 Principal Collections Available                                                              0.00
                                            a Remaining Class A Adjusted Invested Amount                       528,000,000.00
                                            b Principal Paid to Class A                                                  0.00
                                            c End of Period Class A Adjusted Invested Amount                   528,000,000.00

                          2 Remaining Principal Collections Available                                                    0.00
                                            a Remaining Class B Adjusted Invested Amount                       113,000,000.00
                                            b Principal Paid to Class B                                                  0.00
                                            c End of Period Class B Adjusted Invested Amount                   113,000,000.00

                          3 Remaining Principal Collections Available                                                    0.00
                                            a Remaining Collateral Invested Amount                              67,000,000.00
                                            b Principal Paid to CIA                                                      0.00
                                            c Collateral Invested Amount at the end of the Period               67,000,000.00

                          4 Remaining Principal Collections Available                                                    0.00
                                            a Remaining Class D Amount                                          42,000,000.00
                                            b Principal Paid to Class D                                                  0.00
                                            c Class D at the end of the Period                                  42,000,000.00

Q. Yield and Base Rate

                          1 Base Rate
                                            a Current Monthly Period                                  7.86%
                                            b Prior Monthly Period                                    7.75%
                                            c Second Prior Monthly Period                             7.66%

                            Three Month Average Base Rate                                                               7.76%

                          2 Series Adjusted Portfolio Yield
                                            a Current Monthly Period                                 11.82%
                                            b Prior Monthly Period                                   11.38%
                                            c Second Prior Monthly Period                             9.85%

                            Three Month Average Series Adjusted Portfolio Yield                                        11.01%

                          3 Excess Spread
                                            a Current Monthly Period                                  3.96%
                                            b Prior Monthly Period                                    3.63%
                                            c Second Prior Monthly Period                             2.18%

                            Three Month Average Excess Spread                                                           3.25%


                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                   15-Mar-00
Current Payment Date                                17-Apr-00
Actual / 360 Days                                       33                 33                       33                 33
30 / 360 Days                                           32                 32                       32                 32
Fixed / Floating                                     Floating           Floating                 Floating           Floating

                                                                                            Collateral Invested
                                                     Class A             Class B                  Amount             Class D
Certificate Rate                                       6.13375%           6.36375%                  6.97875%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                      6.72875%
Initial Balance                                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                     528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Outstanding Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Invested Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Invested Amount                           528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount               528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Adjusted Invested Amount                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Principal Allocation Percentage                          70.40%             15.07%                     8.93%            5.60%
Floating Allocation Percentage                           70.40%             15.07%                     8.93%            5.60%
Principal Collections                             56,923,530.23      12,182,497.95              7,223,251.00     4,528,008.09
Realloc Finance Charge Collections                 8,422,368.96       1,802,514.57              1,068,747.58       669,961.17
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw               8,422,368.96       1,802,514.57              1,068,747.58       669,961.17
Monthly Interest                                   2,968,735.00         659,178.44                428,611.56             0.00
Investor Default Amount (Net)                      3,203,759.60         685,653.10                406,537.68       254,844.51
Monthly Servicing Fee                                880,000.00         188,333.33                111,666.67        70,000.00
Total Due                                          7,052,494.60       1,533,164.87                946,815.91       324,844.51

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date
Current Payment Date
Actual / 360 Days
30 / 360 Days
Fixed / Floating


                                                       Total
Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                  750,000,000.00
Required Transferor Amount                        52,500,000.00
Total Initial Amount                             802,500,000.00

Beginning Outstanding Amount                     750,000,000.00
Ending Outstanding Amount                        750,000,000.00

Beginning Invested Amount                        750,000,000.00
Ending Invested Amount                           750,000,000.00

Beginning Adjusted Invested Amount               750,000,000.00
Ending Adjusted Invested Amount                  750,000,000.00

Principal Allocation Percentage                         100.00%
Floating Allocation Percentage                          100.00%
Principal Collections                             80,857,287.26
Realloc Finance Charge Collections                11,963,592.27
YSA Draw                                                   0.00
YSA Investment Proceeds                                    0.00
Realloc Finance Charge plus YSA Draw              11,963,592.27
Monthly Interest                                   4,056,525.00
Investor Default Amount (Net)                      4,550,794.88
Monthly Servicing Fee                              1,250,000.00
Total Due                                          9,857,319.88

Reallocated Investor Fin Charge Coll
+ YSA Draw + PFA Inv Proceeds +
Reserve Fund Releases                             11,963,592.27
Series Adjusted Portfolio Yield                          11.86%
Base Rate                                                 7.90%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                           Y
                         Accumulation Period (Y/N)                                                        N
                         Early Amortization (Y/N)                                                         N
                         Controlled Accumulation Period                                                 6.00
                         FNBA is Servicer                                                                 Y
                         Paydown Excess CIA (Y/N)                                                         Y
                         Paydown Excess Class D (Y/N)                                                     Y
                         Controlled Accumulation Amount                                                  106,833,333.33
                         Controlled Deposit Amount                                                       106,833,333.33
                         Ending Controlled Deposit Amount Shortfalll                                               0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                               0.00
                         Principal Funding Account Deposit                                                         0.00
                         Ending Principal Funding Account Balance                                                  0.00
                         Principal Funding Investment Proceeds                                                     0.00

                         Yield Supplement Account Beginning Balance                                                0.00
                         Yield Supplement Account Release                                                          0.00
                         Yield Supplement Account Ending Balance                                                   0.00

                         Reserve Account Beginning Balance                                                         0.00
                         Required Reserve Account Amount                                                           0.00
                         Funds Deposited into Reserve Account                                                      0.00
                         Ending Reserve Account Balance                                                            0.00

C. Certificate Balances and Distrubutions
                                                            Class A              Class B                 CIA
                              Beginning Balance             528,000,000.00     113,000,000.00             67,000,000.00
                         Interest Distributions               2,968,735.00         659,178.44                428,611.56
                                   PFA Deposits                       0.00
                        Principal Distributions                       0.00               0.00                      0.00
                            Total Distributions               2,968,735.00         659,178.44                428,611.56
                     Ending Certificate Balance             528,000,000.00     113,000,000.00             67,000,000.00
                                    Pool Factor                    100.00%            100.00%                   100.00%
                  Total Distribution Per $1,000                     5.6226             5.8334                    6.3972
               Interest Distribution Per $1,000                     5.6226             5.8334                    6.3972
              Principal Distribution Per $1,000                     0.0000             0.0000                    0.0000

                                                              Class D            Total
                              Beginning Balance              42,000,000.00    750,000,000.00
                         Interest Distributions                       0.00      4,056,525.00
                                   PFA Deposits                                         0.00
                        Principal Distributions                       0.00              0.00
                            Total Distributions                       0.00      4,056,525.00
                     Ending Certificate Balance              42,000,000.00    750,000,000.00
                                    Pool Factor                    100.00%
                  Total Distribution Per $1,000                     0.0000
               Interest Distribution Per $1,000                     0.0000
              Principal Distribution Per $1,000                     0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,968,735.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,968,735.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     659,178.44
                       2 Amount of the distribution in respect of Class B monthly interest:                        659,178.44
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
                       1 Total amount distributed to the Collateral Interest Holder:                               428,611.56
                       2 Amount distributed in respect of Collateral Monthly Interest:                             428,611.56
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  11,963,592.27
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,857,319.88
                       3 Spread Account Requirement per Loan Agreement                                                   0.00
                       4 Finance Charge Shortfall                                                                        0.00
                       5 Available for Other Excess Allocation Series                                            2,106,272.39

K. Application of Reallocated Investor Finance Charge Collections.
                                                                       Available                   Due               Paid

                       1 Allocated Class A Available Funds            8,422,368.96
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    8,422,368.96

                       2 Class A Available Funds                      8,422,368.96
                         a Class A Monthly Interest                                             2,968,735.00     2,968,735.00
                         b Class A Servicing Fee                                                  880,000.00       880,000.00
                         c Class A Investor Default Amount                                      3,203,759.60     3,203,759.60
                         d Class A Excess                             1,369,874.37

                       3 Class B Available Funds                      1,802,514.57
                         a Class B Monthly Interest                                               659,178.44       659,178.44
                         b Class B Servicing Fee                                                  188,333.33       188,333.33
                         c Class B Excess                               955,002.80

                       4 Collateral Available Funds                   1,068,747.58
                         a Collateral Servicing Fee                                               111,666.67       111,666.67
                         b Collateral Excess                            957,080.91

                       5 Class D Available Funds                        669,961.17
                         a Class D Servicing Fee                                                   70,000.00        70,000.00
                         b Class D Excess                               599,961.17

                       6 Total Excess Spread                          3,881,919.24


                                                                       Shortfall

                       1 Allocated Class A Available Funds
                         a Reserve Account Release
                         b PFA Investment Earnings
                         c Class A Available Funds

                       2 Class A Available Funds
                         a Class A Monthly Interest                        0.00
                         b Class A Servicing Fee                           0.00
                         c Class A Investor Default Amount                 0.00
                         d Class A Excess

                       3 Class B Available Funds
                         a Class B Monthly Interest                        0.00
                         b Class B Servicing Fee                           0.00
                         c Class B Excess

                       4 Collateral Available Funds
                         a Collateral Servicing Fee                        0.00
                         b Collateral Excess

                       5 Class D Available Funds
                         a Class D Servicing Fee                           0.00
                         b Class D Excess

                       6 Total Excess Spread


                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                        Available           Due              Paid          Shortfall
                       1 Available Excess Spread                      3,881,919.24
                       2 Excess Fin Charge Coll                               0.00
                              from Other Series
                       3 Available Funds                              3,881,919.24
                       4 Class A Required Amount Shortfalls                                    0.00             0.00          0.00
                       5 Class B Defaults                                                685,653.10       685,653.10          0.00
                       6 Monthly Servicing Fee Shortfalls                                      0.00             0.00          0.00
                       7 Collateral Monthly Interest                                     428,611.56       428,611.56          0.00
                       8 Collateral Default Amount                                       406,537.68       406,537.68          0.00
                       9 Reserve Account Deposit                                               0.00             0.00          0.00
                      10 Class D Monthly Interest                                              0.00             0.00          0.00
                      11 Class D Default Amount                                          254,844.51       254,844.51          0.00
                      12 Other CIA Amounts Owed                                                0.00             0.00          0.00
                      13 Excess Fin Coll for Other Series                                      0.00             0.00          0.00
                      14 Excess Spread                                2,106,272.39
                      15 Writedowns
                                           a Class A                          0.00
                                           b Class B                          0.00
                                           c CIA                              0.00
                                           d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                        80,857,287.26
                       2 Principal Required to Fund the Required Amount                        0.00
                       3 Shared Principal Collections from other Series                        0.00
                       4 Other Amounts Treated as Principal Collections                4,550,794.88
                       5 Available Principal Collections                              85,408,082.14

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                   67,000,000.00
                       2 Required Collateral Invested Amount                          67,000,000.00
                       3 Amount used to pay Excess CIA                                         0.00
                       4 Available Principal Collections                              85,408,082.14

                       5 Class D                                                      42,000,000.00
                       6 Required Class D                                             42,000,000.00
                       7 Amount used to pay Excess Class D                                     0.00
                       8 Available Principal Collections                              85,408,082.14

                    Partners First Credit Card Master Trust
                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        85,408,082.14
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              85,408,082.14
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              85,408,082.14
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              85,408,082.14
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           85,408,082.14

                    Partners First Credit Card Master Trust
                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period
                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    7.90%
                                           b Prior Monthly Period                                      7.79%
                                           c Second Prior Monthly Period                               7.70%

                         Three Month Average Base Rate                                                                  7.80%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   11.86%
                                           b Prior Monthly Period                                     11.41%
                                           c Second Prior Monthly Period                               9.88%

                         Three Month Average Series Adjusted Portfolio Yield                                           11.05%

                       3 Excess Spread
                                           a Current Monthly Period                                    3.96%
                                           b Prior Monthly Period                                      3.62%
                                           c Second Prior Monthly Period                               2.18%

                         Three Month Average Excess Spread                                                              3.25%

                                     Page 7